PUGET SOUND MARKET NEUTRAL PORTFOLIO,
A SERIES OF PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST


     Puget Sound Market Neutral Portfolio is a mutual fund that seeks long-term capital appreciation while minimizing exposure to general equity market risk.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES AND DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.





                The date of this Prospectus is September 28, 1999

                                TABLE OF CONTENTS


AN OVERVIEW OF THE FUND.....................................................   3

FEES AND EXPENSES............................................................  5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.....................  7

PRINCIPAL RISKS OF INVESTING IN THE FUND.....................................  9

MANAGEMENT OF THE FUND......................................................  11

INSTITUTIONAL AND INVESTOR SHARES...........................................  13

HOW TO BUY SHARES...........................................................  13

HOW TO SELL SHARES..........................................................  17

PRICING OF FUND SHARES......................................................  20

DIVIDENDS AND DISTRIBUTIONS.................................................  20

TAX CONSEQUENCES............................................................  21

RULE 12b-1 FEES.............................................................  21

FINANCIAL HIGHLIGHTS........................................................  22

                             AN OVERVIEW OF THE FUND


================================================================================
                               Plain English About
                            MARKET NEUTRAL INVESTING

There are many different styles of market neutral investing, such as long/short equity portfolios, convertible bond hedging, fixed income hedging and risk arbitrage.

In this Prospectus, market neutral investing refers to an equity fund that holds two diversified portfolios: a long portfolio of stocks identified as undervalued, held simultaneously with a short portfolio of stocks identified as overvalued.
================================================================================


THE FUND'S INVESTMENT GOAL

The Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a "market neutral" investment strategy, designed to produce returns that do not depend on the stock market's direction. Market neutral investing means that the Fund simultaneously holds two diversified portfolios of securities:

*    a long portfolio of stocks identified by the Sub-Advisor(s) as undervalued;
     and
*    a short portfolio of stocks identified by the Sub-Advisor(s) as overvalued.

By taking long and short positions in stocks with similar characteristics, the Sub-Advisor(s) attempts to cancel out the effect of general stock market movements on the Fund's performance. The Sub-Advisor(s) determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk to the portfolio. Puget Sound Asset Management Co., LLC, the Fund's Advisor, monitors and evaluates the efforts of the Sub-Advisor(s) in pursuing the Fund's goal.

The Fund invests in common stocks that are traded on U.S. stock exchanges of any market capitalization, from larger, well-established companies to smaller, emerging growth companies.

================================================================================
                               Plain English About
                                   MAIN RISKS

This Prospectus describes the main risks you will face as an investor in the Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for share price volatility.
================================================================================


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

>> Changes in market, economic, political and other conditions could hurt stock performance

>> The Fund's shares may lose value as a result of selling borrowed securities ("selling short")

>> High portfolio turnover could result in more transaction costs for the Fund and higher taxable gains for the Fund's shareholders

>> Securities of smaller and new companies involve greater risk than investing in larger more established companies

>>   Poor stock selection by the Sub-Advisor(s).


================================================================================
                               Plain English About
                           INVESTING FOR THE LONG TERM

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.
================================================================================


WHO SHOULD CONSIDER INVESTING IN THE FUND
The Fund may be appropriate for you if:

     *    You are pursuing a long-term goal

     * You are interested in adding a non-traditional investment strategy to your current mix of stock, bond and money market funds

     * You are seeking a fund that offers the potential for long-term capital growth with minimal exposure to general equity market risk

     * You understand and can bear the risks of investing in a fund that uses a long/short equity strategy.

The Fund may not be appropriate for you if:

     *    You need regular income or stability of principal

     *    You are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE

The Fund's performance is variable and how it has performed in the past is not necessarily an indication of how it will perform in the future. Since the Fund had less than a full calendar year of performance as of December 31, 1998, this Prospectus does not include a bar chart showing annual total returns or a table showing average annual total returns, as compared against an appropriate broad-based securities market index.


================================================================================
                               Plain English About
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. The Fund pays higher investment advisory fees than some other mutual funds. Some types of non-traditional investments, such as market neutral strategies, are often more complex and require greater time and resources to manage than other more traditional equity mutual funds. This additional effort is reflected in higher investment advisory fees.
================================================================================


                                FEES AND EXPENSES


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                    Institutional     Investor
                                                       Shares          Shares
                                                       ------          ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)(1).............    None            3.00%
Maximum deferred sales charge (load) (as a
 percentage of the lower original purchase
 price or redemption proceeds)......................    None            None
Maximum sales charge (load) imposed on
 reinvested dividends...............................    None            None
Redemption Fees (as a % of amount redeemed, if
 applicable)(2).....................................    1.00%           1.00%

----------
1    A reduced sales charge on Investor Shares applies in some cases.
2 A contingent redemption fee of 1.00% is imposed on redemptions of Fund shares held for 180 days or less from the time of purchase. See "How to Sell Shares - Contingent Redemption Fee." Redemptions by wire transfer are subject to a wire fee (currently $9.00) that is deducted from the redemption proceeds.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)

                                                    Institutional     Investor
                                                       Shares          Shares
                                                       ------          ------

Management Fees ....................................    2.00%           2.00%
Distribution (12b-1) Fees(2)........................    None            0.50%
Other Expenses(3)...................................    1.70%           1.95%
Total Annual Fund Operating Expenses(3).............    3.70%           4.45%
Fee Reduction and/or Expense Reimbursement(1).......   (1.33%)         (1.58%)
Net Expenses(3).....................................    2.37%           2.87%
                                                       =====           =====

----------
1. The Advisor has contractually agreed to reduce its fees and/or pay expenses for the Fund's classes of shares in order to limit such classes' expenses (excluding brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by the Fund in certain circumstances. See "Management of the Fund - Fund Expenses" below. This contract has a term ending on September 30, 2000 and is renewable from year to year thereafter.
2. Although the table discloses a 0.50% 12b-1 fee, the Trust's distributor has waived some of the fees it is to receive so that the Trust only pays 12b-1 fees at an annual rate of 0.25% of the average daily net assets of the Investor Shares. 12b-1 fees cause long-term Investor Class shareholders to pay more than would be permitted if such fees were a front-end sales charge.
3. Other Expenses, Total Annual Fund Operating Expenses and Net Expenses do not include dividend expenses incurred in connection with short sales, which are included in and reduce the investment return of the Fund. Dividend expenses were 0.88% for Institutional Shares and 0.70% for Investor Shares for the Fund's last fiscal year.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                 Institutional     Investor
                                                    Shares          Shares
                                                    ------          ------

                One Year*                           $  240          $  581
                Three Years                         $1,000          $1,454
                Five Years                          $1,779          $2,336
                Ten Years                           $3,818          $4,585

* For redemptions of Fund shares held for 180 days or less from the time of purchase, a contingent redemption fee of 1.00% is imposed. See "How to Sell Shares - Contingent Redemption Fee" below.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The objective of the Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk. This objective may be changed without shareholder approval.

     In an attempt to minimize the risk associated with investing in equity securities, the Sub-Advisor(s) uses a "market neutral" investment strategy. Market neutral investing means that the Fund simultaneously holds two diversified portfolios of securities: a long portfolio of stocks identified by the Sub-Advisor(s) as undervalued and a short portfolio of stocks identified by the Sub-Advisor(s) as overvalued. By taking long and short positions in stocks with similar characteristics, the Fund attempts to produce returns that do not depend on the stock market's direction.

     The Sub-Advisor(s) will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk to the portfolio. The Sub-Advisor(s) seeks to construct a diversified portfolio containing both long and short positions that have minimal net exposure to the domestic equity market. The Sub-Advisor(s) selects long and short positions with matching risk characteristics within specific capitalization ranges and certain other risk factors. In general, the Sub-Advisor(s) attempts to buy highly liquid stocks for the Fund. Highly liquid stocks are those that trade with great frequency.

     The Fund invests in common stocks of domestic companies of any market capitalization, from larger, well-established companies to smaller, emerging growth companies. The Fund defines large cap as companies with a market value exceeding $5 billion. Mid cap companies are those with a market value between $1 billion and $5 billion. Small cap companies are those with a market value less than $1 billion. The current Sub-Advisor screens a large universe of stocks to find the 1,000 most liquid common stocks that are publicly traded in the United States. In order to achieve its principal investment strategies, the Fund may engage in active and frequent trading of portfolio securities. For a more detailed description of such trading and the risks associated therewith see "Principal Risks of Investing in the Fund - Portfolio Turnover Risk" below.


================================================================================
                               Plain English About
                                  SHORT SELLING

Selling short is selling a security that you do not own. You borrow the security from your broker, then immediately sell it. Later, you repurchase and deliver the security to pay back your borrowed shares to the broker. Short sales are made because the seller anticipates a decline in the price of the security.

If the price of the stock goes down between the time that you borrowed the stock and when you repurchase it, you make money. If the price of the stock goes up between the time that you borrowed the stock and when you repurchase it, you lose money.

Your potential loss in short selling is unlimited. Thus, successful short selling requires a great deal of experience, diligence and attention.
================================================================================


SHORT SELLING

     The securities in the Fund's short portfolio are "sold short." Selling short is selling a security that the Fund does not own. The Fund borrows the security from a broker, then immediately sells it. Later, the Fund repurchases the security and delivers it to the broker as repayment for the borrowed shares. Short sales are made when the Sub-Advisor(s) anticipates a relative decline in the price of a security held long. If the price of the stock goes down between the time the Fund borrowed the stocks and repurchased them, the Fund will make money. However, if the price of the stock goes up between the time the Fund borrowed the stocks and repurchased them, the Fund will lose money. Successful short selling requires a great deal of experience, diligence and attention.

VOLATILITY

     Part of the Fund's goal is to minimize exposure to volatility of total returns. Volatility is normally extremely high for a diversified portfolio of common stocks when measured over short periods. Creating a long portfolio of attractive stocks and a short portfolio of unattractive stocks has the potential to reduce the risk of volatility in the value of the Fund's shares. To illustrate the volatility of stock prices, the following table shows the best, worst and average annual total returns (dividend income plus changes in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is anunmanaged index of U.S. stocks and is widely used as a measure of the performance of the U.S. stock market. Note that the returns shown for the Index do not include the fees and expenses that a managed portfolio would normally incur.

================================================================================
                               Plain English About
                                   VOLATILITY

One of the most common measures of risk in any financial asset class is the volatility of its total returns. Volatility risk, quite simply, refers to the fact that a diversified portfolio may fluctuate in value and show a loss during any interim period, even if it shows a gain over the longer term.

One way to try to reduce volatility risk is to create a long portfolio of attractive stocks and a short portfolio of unattractive stocks in which the overall volatility of returns is low.
================================================================================


                S&P 500 INDEX AVERAGE ANNUAL RETURNS (1928-1998)

                    1 Year      5 Years      10 Years     20 Years
                    ------      -------      --------     --------
      Best           54.0        24.1          20.1         17.7
      Worst         (43.3)      (12.5)         (0.9)         3.1
      Average        12.7        11.0          11.1         11.2

The table covers all the 1-, 5-, 10- and 20-year periods from 1928 through 1998. For example, while the average annual return on stocks for all the 5-year periods was 11.0%, average annual returns for the 5-year periods ranged from -12.5% (from 1927 through 1932), to 24.1% (from 1993 through 1998). These average returns reflect past performance of the stocks that were then included in the S&P 500 Index and should not be regarded as an indication of future returns from either the stock market as a whole or the Fund in particular.

     Under normal market conditions, the Fund will be at least 90% invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, political or other conditions. Making such investments may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return are discussed above in "An Overview of the Fund - Principal Risks of Investing in the Fund." These risks are discussed in more detail below.

     INVESTMENT RISK. In general, during periods of high political or economic instability, equity investments may lose some of their appeal for investors. This could result in loss of value for the Fund, even though the Fund seeks to be less volatile than many equity funds. However, if the Fund holds long positions in stocks that underperform the market and short positions in stocks that outperform the market, then the losses of the Fund may exceed those of other stock mutual funds.

     SHORT SALE RISK. The Fund's short portfolio represents stocks that the Fund has borrowed from their owners, and then sold to other investors. The Fund remains obligated to return the borrowed stocks to their owners. To do this, the Fund will have to purchase the borrowed stocks back at some time in the future and pay whatever the market price for those stocks may then be. If the price of those stocks has gone up since the Fund borrowed the stocks and sold them, the Fund will lose money on the investment. Although the Fund's gain is limited to the amount for which it sold the borrowed security, its potential loss is unlimited. A mutual fund that engages in short selling is more risky than other equity mutual funds.

     PORTFOLIO TURNOVER RISK. In general, the current Sub-Advisor does not consider the level of portfolio turnover when deciding which securities to buy, sell and sell short. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of market, economic, political or other conditions. Although the rate of portfolio turnover is difficult to predict, under normal circumstances the Fund expects an annual portfolio turnover rate of each of the long and short portfolios not to exceed 350%. This expected aggregate annual portfolio turnover rate of 700% for the Fund is higher than the portfolio turnover rate for many other mutual funds. A high portfolio turnover rate has the potential to increase the taxes payable by the Fund's shareholders. A high portfolio turnover rate may also lead to higher transaction costs, which could negatively affect the Fund's performance.

     EQUITY SECURITIES. In general, equity securities are more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example.)

     GROWTH STOCKS AND VALUE STOCKS. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Sub-Advisor's view of the value of the stock.

     MARKET CAPITALIZATION. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization issuers.

================================================================================
                               Plain English About
                     LARGE CAP, MID CAP AND SMALL CAP STOCKS

Stocks of publicly traded companies - and mutual funds that hold these stocks - can be classified by the companies' market value or capitalization. The Fund defines large cap as companies with a market value exceeding $5 billion. Mid cap companies are those with a market value between $1 billion and $5 billion. Small cap companies are those with a market value of less than $1 billion.
================================================================================


     SMALLER COMPANIES RISK. Investments in smaller companies can be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

     YEAR 2000 RISK. The Fund could be adversely affected if the computer systems used by the Advisor or Sub-Advisor(s) and other service providers, or by companies in which the Fund invests, do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." This situation may negatively affect the companies in which the Fund invests and, by extension, the value of the Fund's shares. The Fund's service providers are taking steps to address their Year 2000 risk issues, but there may still be some risk of adverse effects.

                             MANAGEMENT OF THE FUND

================================================================================
                               Plain English About
                             THE FUND'S SUB-ADVISOR

Fiduciary Asset Management Co. ("FAMCO") provides investment advisory services to institutional clients. As of June 30, 1999, FAMCO managed over $4 billion in assets. The individual who manages the Fund is John L. Dorian, Chief Investment Officer-Equities of FAMCO. Mr. Dorian has 18 years experience managing investment portfolios and 11 years experience managing assets using a market neutral strategy. Mr. Dorian has a B.S., M.S. and M.B.A. from Florida State University, Tallahassee, Florida.
================================================================================


THE ADVISOR

     Puget Sound Asset Management Co., LLC, organized in 1998, is the Advisor to the Fund. The Advisor's address is One Yesler Building, Suite 200, Seattle, Washington 98104. The Advisor oversees the management of the Fund's investments by the Sub-Advisor(s). The Advisor monitors and evaluates the Sub-Advisor(s) to help assure that the Sub-Advisor(s) is managing the Fund consistently with the Fund's investment objectives, goals and restrictions and applicable laws and guidelines. The Advisor does not, however, determine what investments will be purchased or sold for the Fund. For its services the Fund pays the Advisor a management fee based upon the Fund's average daily net assets at the rate of 2.00% annually, subject to reduction as described under "Management of the Fund -- Fund Expenses" below.

THE SUB-ADVISOR

     Fiduciary Asset Management Co., organized in 1994, is the current Sub-Advisor to the Fund. The Sub-Advisor's address is 8112 Maryland Avenue, Suite 310, Clayton, MO. The Sub-Advisor is responsible for managing the Fund's investments. The Sub-Advisor currently manages assets of approximately $4 billion for institutional clients. For its services the Advisor pays the Sub-Advisor a management fee based upon the Fund's average daily net assets at the rate of 1.50% annually.

PORTFOLIO MANAGER

     John L. Dorian is responsible for the day-to-day management of the Fund and has been so since the Fund's inception. Mr. Dorian has served as Chief Investment Officer-Equities of the Sub-Advisor since April 1995. From April 1990 to April 1995, Mr. Dorian was a Managing Director-Equity Portfolio Manager at First Quadrant Corp. Mr. Dorian has 18 years experience managing investment portfolios and 11 years experience managing assets using a market neutral strategy.

FUND EXPENSES

     The Advisor has contractually agreed to reduce its advisory fees and pay other Fund expenses to the extent necessary to limit total operating expenses of the Fund's classes (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) to the annual rate of 2.37% of the average daily net assets of the Fund's Institutional Shares and 2.87% of the average daily net assets of the Fund's Investor Shares. Each class is obligated to pay the Advisor such class's deferred amount in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) fall below the stated percentage rate for such class, but only to the extent that such payment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) in any such future year to exceed the stated percentage rate for such class, and provided that such class is not obligated to pay the deferred amount more than five years after the end of the fiscal year in which they were incurred.

ADDITIONAL SUB-ADVISORS, ETC.

     Puget Sound Alternative Investment Series Trust (the "Trust") has applied for an exemptive order from the SEC to permit the Advisor, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with Sub-Advisors other than the current Sub-Advisor of the Fund without obtaining shareholder approval. The exemptive request also seeks to permit, without obtaining shareholder approval, the terms of an existing sub-advisory agreement to be changed or the employment of the existing Sub-Advisor to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, if such changes or continuation are approved by the Trust's Board of Trustees. There is no assurance that the SEC will issue the exemptive order. This Prospectus would be revised and the shareholders notified if the current Sub-Advisor of the Fund is changed or a new Sub-Advisor is added.

     Once the Fund has multiple Sub-Advisors, the Advisor will monitor and evaluate each Sub-Advisor to help assure that it is managing its segment of the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Each Sub-Advisor will manage its segment of the Fund independently from the others. Consequently, the same security may be held in the long portfolio or sold short in the short portfolio of two different segments of the Fund or may be acquired for the long portfolio or sold short in the short portfolio of one segment of the Fund at a time when the Sub-Advisor of another segment of the Fund deems it appropriate to dispose of the security from the long portfolio or close the short position in such security in the short portfolio of such other segment. The same security may also be held in the long portfolio of one segment of the Fund and sold short in the short portfolio of another segment of the Fund. Because each Sub-Advisor will direct the trading for its own segment of the Fund, and will not aggregate its transactions with those of the other Sub-Advisor(s), the Fund may incur higher brokerage costs than would be the case if a single advisor or sub-advisor were managing the entire Fund.

                        INSTITUTIONAL AND INVESTOR SHARES

     The Fund offers two classes of shares to investors. The two classes of shares are Institutional Shares and Investor Shares. While each class invests in the same portfolio of securities, the classes have separate sales charges, distribution and shareholder servicing fee structures and different investment minimums. Both classes are subject to a contingent redemption fee. Because of the different expense structures, each class of shares generally will have different net asset values and dividends.

                                HOW TO BUY SHARES

     The Fund can reject any purchase request, including those regarded as disruptive to management of the Fund's portfolio. The Fund also may stop offering shares or change the terms of the offering of its shares at any time.

     INSTITUTIONAL SHARES. Institutional Shares may be purchased by individuals, endowments, foundations, Taft-Hartley plans and plan sponsors of 401(a), 401(k), 457 and 403(b) plans. At the discretion of the Advisor, certain other entities may be permitted to purchase Institutional Shares. Institutional Shares are sold without any initial or deferred sales charges and therefore are offered to the public at net asset value and are not subject to any ongoing distribution expenses or shareholder servicing fees. You may open an Institutional Shares account with at least $1 million and add to your account at any time with $10,000 or more. The minimum investment requirements may be waived from time to time by the Advisor.

     INVESTOR SHARES. Investor shares may be purchased by individuals, financial institutions, other financial intermediaries and certain individual retirement accounts. You may open an Investor Shares account with at least $2,500 and add to your account at any time with $250 or more. You may open an Investor Shares retirement plan account or an Investor Shares custodial account for minors with at least $1,000 and add to your account at any time with $250 or more. After you have opened your Investor Shares account, you may make subsequent monthly investments with $50 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Advisor.

     The public offering price of an Investor Share is the net asset value per share of such class of shares plus a front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                                               AS A % OF         AS A % OF YOUR
     INVESTMENT                              OFFERING PRICE        INVESTMENT
     ----------                              --------------        ----------
     Up to $100,000                               3.00                3.09
     $100,000 but less than $250,000              2.50                2.56
     $250,000 but less than $500,000              2.00                2.04
     $500,000 but less than $1,000,000            1.00                1.01
     $1,000,000 or more                           0.00                0.00

     You may  qualify  for a reduced  sales  charge on the  purchase of Investor
Shares under certain circumstances, such as for amounts redeemed from other mutual funds, in connection with your execution of a letter of intent acceptable to the Fund and pursuant to rights of accumulation. Also, certain financial intermediary firms, retirement plans and institutions, as well as persons affiliated with the Advisor and other Fund officials and Fund agents may be eligible to purchase Investor Shares at net asset value. For more information, please call toll free: 1-877-77-PUGET (1-877-777-8438).

     Investor Shares are also subject to an annual distribution fee of up to 0.50% (currently this fee has been voluntarily reduced by the Distributor to an annual fee of 0.25%) of the average daily net assets attributable to Investor Shares and an annual shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Shares.

INITIAL AND SUBSEQUENT PURCHASES

     Your initial and any subsequent purchases of Fund shares may be made by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. YOU MUST BE SURE TO SPECIFY WHICH CLASS OF SHARES YOUR ARE PURCHASING WHEN YOU PLACE YOUR PURCHASE ORDER. The Fund will not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part. Although it does not anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares.

BY CHECK

     If you are making an initial investment in the Fund, simply complete the Application Form and mail it with a check (made payable to "Puget Sound Market Neutral Portfolio") to:

Puget Sound Market Neutral Portfolio
c/o National Financial Data Services, Inc.
P.O. Box 219407
Kansas City, MO 64121-9407

     If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

Puget Sound Market Neutral Portfolio
c/o National Financial Data Services, Inc.
330 West 9th Street
Kansas City MO 64105

     Upon acceptance of your order, the Fund's shareholder servicing agent will open an account for you, apply the payment to the purchase of full and
fractional  Fund  shares  and  mail  a  statement  of  account   confirming  the
transaction.

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Puget Sound Market Neutral Portfolio" to the Transfer Agent, National Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105. Your account number should be written on the check.

BY WIRE

     Initial and subsequent investments can also be made by federal funds wire. To purchase shares by wire, call, toll free, 1-877-77-PUGET (1-877-777-8438) to obtain instructions regarding the bank account number into which the moneys should be wired and other pertinent information.

BROKERS AND AGENTS

     You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund after your order is received by such broker or other authorized agent in proper form. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund or the Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

     For your convenience, the Fund offers an Automatic Investment Plan for the Investor Shares. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $50. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent.

RETIREMENT PLANS

     The Fund's shares may be purchased by all types of tax-deferred retirement plans. The Fund makes available retirement plan forms for IRAs.

                               HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your investment representative.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

Puget Sound Market Neutral Portfolio
c/o National Financial Data Services, Inc.
P.O. Box 219407
Kansas City, MO  64121-9407

     To protect the Fund and its shareholders, if you are redeeming shares worth more than $10,000, or requesting that the proceeds check be made out to someone other than the registered owners, or be sent to an address other than your address of record, a signature guarantee is required. Signature(s) on such redemption requests must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent toll free: 1-877-77-PUGET (1-877-777-8438) before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. All orders received after the close of trading will be processed with the next day's net asset value. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent toll free: 1-877-77-PUGET (1-877-777-8438) for instructions.

     You may have difficulties in making a telephone exchange or redemption during periods of abnormal market activity. If this occurs, you may make your exchange or redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 10 days from date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account is less than $2,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

     Subject to certain limitations imposed by Rule 18f-1 under the Investment Company Act of 1940, the Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances.

SYSTEMATIC WITHDRAWAL PLAN

     As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan. If you elect this method of redemption, the Fund will send you or any person you designate a check in the minimum amount of $100. You may choose to receive a check each month or on a calendar quarterly, semi-annual and annual basis. Your Fund account must have a value of at least $5,000 in order to participate in this Plan. This Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by notifying the Transfer Agent.

     A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

CONTINGENT REDEMPTION FEE

     The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a redemption fee in the amount of 1.00% on redemptions of Fund shares held for 180 days or less from the time of purchase.

     The contingent redemption fee will be paid to the Fund to help offset brokerage and other Fund costs associated with redemptions. The Fund will use the "First-in, First-out" (FIFO) method to determine the holding period of an investor's shares. Under the method, the date of the redemption will be compared with the earliest purchase date of Fund shares held in the account. If this holding period is 180 days or less, the contingent redemption fee will be assessed. Redemption fees are not sales loads or contingent deferred sales loads.

     The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends.

                             PRICING OF FUND SHARES

     For each class of the Fund, the price of its shares is based on the class's net asset value ("NAV"). The NAV per share of a class equals the total value of the assets allocable to the class, minus the class's liabilities, divided by the number of the class's outstanding shares. Excluding any transaction-based or other fees charged by your broker-dealer, the price you will pay to buy a Fund share is the NAV per share of the relevant class of shares next calculated after your order is received by the Transfer Agent or an authorized broker-dealer of the Fund or any such broker-dealer's authorized designee with complete information and meeting all the requirements discussed in this Prospectus, plus any applicable sales charge. Excluding any transaction-based or other fees charged by your broker-dealer, the amount you will receive when you sell a Fund share is the NAV per share of the relevant class of shares next calculated after your order is received by the Transfer Agent or an authorized broker-dealer of the Fund or any such broker-dealer's authorized designee with complete information and meeting all of the requirements discussed in this Prospectus, minus any applicable redemption fee.

     The NAV of each class of shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

     In valuing the Fund's assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NADAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year end. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31. All distributions will be reinvested in shares of the Fund unless you request in writing to receive your distributions in cash.

                                TAX CONSEQUENCES

     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     If you sell your Fund shares, it is considered a taxable event for you even if you purchase shares of another fund. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                 RULE 12b-1 FEES

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund is authorized to pay the principal distributor of the Fund's shares a fee for the sale and distribution of Investor Shares. The maximum annual amount of the fee authorized is 0.50% of the Fund's average daily net assets attributable to Investor Shares. The principal distributor of the Fund's shares has voluntarily agreed to reduce the fee it collects under the Plan to an annual rate of 0.25% of the Fund's average daily net assets attributable to Investor Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Investor Shares and may cost you more than paying other types of sales charges.

     In addition, the Fund has adopted a Shareholder Servicing Plan with respect to Investor Shares. Under the Plan, the Fund is authorized to pay an intermediary or agent ("Servicing Agent") an annual fee up to 0.25% of the Fund's average daily net asset attributable to Investor Shares. Payments are made to Servicing Agents for certain additional services they provide to Investor Shares' shareholders.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent Certified Public Accountants, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                        INSTITUTIONAL       INVESTOR
                                                       ---------------   ---------------
                                                       FOR THE PERIOD    FOR THE PERIOD
                                                            ENDED             ENDED
                                                       MAY 31, 1999(a)   MAY 31, 1999(a)

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00             $10.00
                                                          ------             ------
  Net investment income                                     0.18               0.16
  Net realized and unrealized loss                         (0.73)             (0.74)
                                                          ------             ------
  Total income from investment operations                  (0.55)             (0.58)
                                                          ------             ------

LESS DISTRIBUTIONS FROM:
  Net investment income                                    (0.04)             (0.04)
  In excess of realized gains                              (0.26)             (0.26)
                                                          ------             ------
  Total distributions                                      (0.30)             (0.30)
                                                          ------             ------
  Net change in net asset value per share                  (0.85)             (0.88)
                                                          ------             ------
NET ASSET VALUE,  END OF PERIOD                           $ 9.15             $ 9.12
                                                          ======             ======

TOTAL RETURN (EXCLUDING SALES CHARGE)                      (5.76%)(b)         (6.07%)(b)

RATIOS TO AVERAGE NET ASSETS, AND SUPPLEMENTAL
 DATA:
  Net assets at end of period (000)                     $ 20,959            $ 8,654
  Net expenses (excluding dividend expense)                2.17%(c)            2.67%(c)
  Net expenses (including dividend expense)                3.05%(c)            3.37%(c)
  Gross expense* (excluding dividend expense)              3.71%(c)            4.45%(c)
  Gross expense* (including dividend expense)              4.58%(c)            5.16%(c)
  Net Investment Income (including dividend expense)       2.57%(c)            2.07%(c)

PORTFOLIO TURNOVER RATE (D)                              630.18%(d)          630.18%(d)

----------
* During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Commencement of operations was June 29, 1998.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares. Percentage indicated represents only the long transactions. (i.e., excludes short sales).

                      PUGET SOUND MARKET NEUTRAL PORTFOLIO,
           A SERIES OF PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The auditors' report and financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                 Puget Sound Alternative Investment Series Trust
                         One Yesler Building, Suite 200
                                Seattle, WA 98104
                          Telephone: 1-800-877-77-PUGET

You can review and copy information about the Fund, including the Fund's reports and SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get copies of such information:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

*    For a fee, by calling 1-800-SEC-0330, or

*    Free   of   charge   from   the    Commission's    Internet    website   at
     http://www.sec.gov.



                                         (The Trust's SEC Investment Company Act
                                          file number is 811-8751)

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 28, 1999


                      PUGET SOUND MARKET NEUTRAL PORTFOLIO
                                   A SERIES OF
                 PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST
                         ONE YESLER BUILDING, SUITE 200
                                SEATTLE, WA 98104
                                 (877) 77-PUGET
                                 (877) 777-8438


     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus of the Puget Sound Market Neutral Portfolio (the "Fund"). Certain disclosure has been incorporated by reference from the Trust's Annual Report. Puget Sound Asset Management Co., LLC (the "dvisor") is the advisor to the Fund. Fiduciary Asset Management Co. (the "Sub-Advisor"), is the sub-advisor to the Fund. Free copies of the Fund's Prospectus dated September 28, 1999 and Annual Report are available by calling the telephone numbers listed above.

                                TABLE OF CONTENTS

THE TRUST....................................................................B-2
INVESTMENT OBJECTIVE AND POLICIES............................................B-2
INVESTMENT RESTRICTIONS......................................................B-6
TRUSTEES AND EXECUTIVE OFFICERS.............................................B-11
THE FUND'S INVESTMENT ADVISOR...............................................B-13
THE FUND'S ADMINISTRATOR....................................................B-16
THE FUND'S FUND ACCOUNTANT..................................................B-16
THE FUND'S DISTRIBUTOR......................................................B-17
EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-19
PORTFOLIO TURNOVER..........................................................B-20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................B-21
DETERMINATION OF SHARE PRICE................................................B-26
PERFORMANCE INFORMATION.....................................................B-26
GENERAL INFORMATION.........................................................B-28
FINANCIAL STATEMENTS........................................................B-31
APPENDIX A - COMMERCIAL PAPER RATINGS.......................................B-32
APPENDIX B PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION...................B-33
APPENDIX C - ADVERTISING AND PROMOTIONAL LITERATURE.........................B-35

                                    THE TRUST

     Puget Sound Alternative Investment Series Trust (the "Trust") is an open-end, management investment company organized on April 14, 1998 as a Massachusetts business trust. The Trust may consist of various series which represent separate investment portfolios. Currently, the Trust only has one series, Puget Sound Market Neutral Portfolio.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or the policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

     Puget Sound Market Neutral Portfolio is a mutual fund with the investment objective of seeking long-term capital appreciation while minimizing exposure to general equity market risk. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, not more than 5% may be invested in the securities of a single issuer and that it may hold no more than 10% of the voting securities of a single issuer. The following discussion supplements the discussion of the Fund's investment objectives and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

     SHORT SALES. The Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of loss increased, by the amount of the premium, dividends, interest, or expense the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price.

     The staff of the SEC is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of
Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"). The staff has taken the position that in order to comply with the provisions of
Section 18, the Fund must segregate liquid assets equal to the difference between: (a) the market value of the securities sold short at the time they were sold short, and (b) any cash or securities required to be deposited as collateral with the broker or custodian in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Depending on the arrangements made with the broker or custodians, the Fund may not receive any payments (including interest) on collateral deposited with such brokers or custodians.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under such agreements, the Fund buys a security from a seller and the seller agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees (the "Board of Trustees"), to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     BORROWING. Although it is not the current intention of the Fund to engage in borrowing, the Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of the Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of the Fund's shares with a potentially higher return. Leverage creates risks for the Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to the Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, the Sub-Advisor in its best judgement nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is using leverage, the fees paid by the Fund to the Advisor for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

     INVESTMENT COMPANIES. The Fund may under certain circumstances invest a portion of its assets in other investment companies, including money market funds. An investment in a mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     COMMERCIAL PAPER AND SHORT-TERM NOTES. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

     1. Borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made. Short sales and related borrowings of securities are not subject to this restriction.

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

     3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     4. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

     5. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index and other financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

     6. Make loans, except by purchase of debt obligations, by entering into repurchase agreements, or by lending its portfolio securities.

     7. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction none of the following is deemed to be a senior security: any borrowing permitted by restriction (1) above; any pledge or other encumbrance of assets; short sales; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     Notwithstanding the latitude permitted by Restrictions (1) and (5) above and Restrictions (g) and (h) below, the Fund has no current intention of (a) borrowing money except (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes or (b) purchasing interest rate futures.

     The Fund observes the following policies, which are not deemed fundamental and may be changed without shareholder vote. The Fund may not:

     a. Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

     b. Write, purchase or sell options on particular securities (as opposed to market indices).

     c. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     d. Make investments for the purpose of exercising control of a company's management.

     e. Purchase or sell futures contracts or options thereon.

     f. Invest in (i) securities which at the time of investment are not readily marketable, (ii) securities restricted as to resale (excluding securities determined by the trustees of the Trust (the "Trustees") (or the person designated by the Trustees to make such determinations) to be readily marketable) and (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in (i), (ii) and (iii) above.

     g. Pledge, hypothecate, mortgage or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets (taken at cost) to secure borrowings permitted by fundamental restriction (1) above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     h. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     i. Make short sales of securities or maintain a short position, if, when added together, more than 100% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     j. Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by exemptive order issued by the SEC.

     If a percentage restriction described in the Fund's Prospectus or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policy regarding borrowing or as otherwise specifically noted.

     The investment policies of the Fund set forth in the Prospectus and in this SAI may be changed by the Advisor subject to review and approval by the Board of Trustees, without shareholder approval, except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which 50% or more of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made at least annually. Also, the Fund expects to distribute any undistributed net investment income on or about
December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

     The Fund intends to qualify and continue to elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

     If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     The Fund's ordinary income generally consists of interest and dividend income less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days and certain other conditions are not met.

     A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

     Under the Code, the Fund generally will be required to report to the Internal Revenue Service ("IRS") all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as its qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state, local and foreign income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

     The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below.

MARGARET M. TOWLE* (50) Chairman of the Board of Trustees, Trustee, President, Treasurer and Secretary.

One Yesler Building, Suite 200, Seattle, Washington 98104. Chief Executive Officer, Chief Investment Officer and Portfolio Manager of the Advisor since February, 1998; self-employed investment advisory consultant since October, 1997; formerly Chairman, Chief Executive Officer, Director and Secretary of Towle Associates, Inc., an international investment advisory firm, from October, 1991 to September, 1997. Ph.D. in Political Economy and Public Finance from the University of Washington in 1982 and M.A. in Public Administration from the University of Washington in 1976.

MARY BECHMANN (41) Trustee

13416 Middle Fork Lane, Los Altos Hills, California 94022; Self-employed private investor since June, 1996; formerly Managing Director at Baccharis Capital, a private equity fund, from June, 1992 to June, 1996. M.B.A. from Stanford University in 1985.

JOHN W. PEAVY III (54) Trustee

7512 Glenshannon Circle, Dallas, Texas 75225; Chief Investment Officer on an interim basis of the Teacher Retirement System of Texas, since June, 1999; President of Peavy Financial Services, Inc. since March, 1982; formerly Chairman of the Board of Directors and Chief Investment Officer of Founders Trust Company from April, 1993 to May, 1998. Ph.D. in Finance from the University of Texas at Arlington in 1978; M.B.A. from the Wharton School at the University of Pennsylvania in 1968.

JOSEPH C. PELLEGRINO (57) Trustee

201 Isabella Street, 5th Floor, Pittsburgh, Pennsylvania 15212-5858; Vice President - Pension Fund Investments and Analysis at Aluminum Company of America since August, 1991. Doctor of Jurisprudence Degree from Duquesne University in 1984; Ph.D. in Finance from Northwestern University in 1972 and M.B.A. from the University of Pittsburgh in 1966.

----------
* Indicates an "interested person" of the Trust as defined in the 1940 Act.

     The Trust pays no compensation to its officers or to the Trustees listed above who are officers or employees of the Advisor. Each Trustee who is not an officer or employee of the Advisor is compensated at the rate of $5,000 per annum. The Trust provides no pension or retirement benefits to its Trustees, but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in the Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, the Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

     The following table sets forth information concerning the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended May 31, 1999 to the persons who served as Trustees during such period:

                                                         Total Compensation From
                                Aggregate Compensation   Trust and Fund paid to
     Name of Trustee                  from Fund                 Trustee*
     ---------------            ----------------------   -----------------------
     Margaret M. Towle                  $    0                   $    0

     Mary Bechmann                      $5,000**                 $5,000**

     John W. Peavy III                  $5,000**                 $5,000**

     Joseph C. Pellegrino               $5,000                   $5,000

* No Trustee received any compensation from any mutual fund affiliated with the Advisor other than the Trust.

** The total amount of deferred compensation payable to each of Mary Bechmann and John W. Peavy III as of May 31, 1999 was $4,669.

     As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any class of the Fund.

                          THE FUND'S INVESTMENT ADVISOR

     As stated in the Prospectus, investment advisory services are provided to the Fund by Puget Sound Asset Management Co., LLC, the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 2.00%. Such management fee is paid by each class of shares of the Fund based upon the average daily net assets of such class. Zwick Financial Corp. Profit Sharing Plan, a profit sharing plan, owns more than 25% of the voting interests of the Advisor and therefore is regarded to control the Advisor for purposes of the 1940 Act. As discussed previously, Margaret Towle is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager of the Advisor and is the Chairman of the Board of Trustees, a Trustee, the President, Treasurer and Secretary of the Trust.

     The Advisor is obligated to manage the investment and reinvestment of the Fund's assets, subject to the authority of the Advisor to delegate certain of its responsibilities hereunder to one or more sub-advisors. Upon delegation of the management of the investment and reinvestment of the Fund's assets to one or more sub-advisors, the Advisor, among other things, supervises and oversees each such sub-advisor's provision of portfolio management services with respect to the Fund, evaluates periodically the portfolio management services provided by each such sub-advisor and the investment performance of the Fund and advises and consults with the Board of Trustees with respect to matters relating to the investment operations of the Fund, including matters relating to the selection, evaluation, retention and possible termination of each sub-advisor.

     The Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Advisory Agreement must be approved (i) by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to the Advisor, or by the Advisor upon ninety days' written notice to the Trust, and terminates automatically in the event of its assignment. In addition, the Advisory Agreement will automatically terminate if the Trust or the Fund shall at any time be required by the Advisor to eliminate all reference to the word "Puget Sound" in the name of the Trust or the Fund, unless the continuance of the Advisory Agreement after such change of name is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons of the Trust or the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that the Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Advisor received advisory fees of $413,227(before giving effect to expense reductions under the expense deferral arrangement described below), less a permanent waiver of $8,530. During such period, the amount of expense reductions under the expense deferral arrangement was $308,840.

     As described in the Prospectus, the Advisor has contractually agreed to reduce its advisory fees and pay the expenses of the Institutional Shares and the Investor Shares to the extent necessary to limit such classes' expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) to the annual rate of 2.37% of the average daily net assets of the Institutional Shares and 2.87% of the average daily net assets of the Investor Shares, subject to the obligation of each class of the Fund to repay the Advisor such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) fall below the stated percentage rate for such class, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) in any such future year to exceed the stated percentage rate for such class, and provided that such class is not obligated to repay any such deferred fees and expenses more than five years after the end of the fiscal year in which they were incurred. This agreement has a term ending on September 30, 2000 and renewable year to year thereafter. For the period from October 1, 1998 through July 31, 1999, the Advisor agreed to reduce its advisory fees and pay the expenses of the Institutional Shares and the Investor Shares to the extent necessary to limit such classes' expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) to the annual rate of 2.17% of the average daily net assets of the Institutional Shares and 2.67% of the average daily net assets of the Investor Shares, and in connection with such agreement, the Institutional Shares and the Investor Shares are obligated to repay such deferred fees and expenses subject to certain terms and conditions that are substantially similar to the terms and conditions described in the preceding paragraph with regard to the current expense deferral arrangement except that such classes are not obligated to repay any such deferred fees and expenses more than two years after the end of the fiscal year in which they were incurred.

SUB-ADVISOR

     Fiduciary Asset Management Co. is the Sub-Advisor to the Fund pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement"). The Sub-Advisor, under the general oversight of the Advisor and the Board of Trustees, manages the Fund's assets on a day-to-day basis. Charles Walbrandt, the Sub-Advisor's president, owns 100% of the voting interests of the Sub-Advisor and therefore is regarded to control the Sub-Advisor for purposes of the 1940 Act.

     The Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or the Sub-Adviser, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Sub-Advisory Agreement must be approved (i) by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to the Sub-Adviser, and terminates automatically in the event of its assignment. The Sub-Advisory Agreement also provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     As described in the Prospectus, the Trust applied for an exemptive order from the SEC to permit the Advisor, subject to the approval of the Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisors other than the Sub-Adviser and amend sub-advisory agreements with sub-advisors without obtaining shareholder approval. See "Management of the Fund" in the Prospectus.

     For its services, the Sub-Advisor receives a sub-advisory fee from the Advisor at the annual rate of 1.50% of the average daily net asset value of the Fund, which payment will be paid out of the fee received by the Advisor from the Fund. For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Sub-Advisor received fees from the Advisor of $310,083.

                            THE FUND'S ADMINISTRATOR

     The Fund has an Administration Agreement with Investment Company Administration, LLC (the "Administrator"), with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Adminstrator is an affiliate of the Fund's distributor. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives a monthly fee at the following annual rate:

AVERAGE NET ASSETS                   FEE OR FEE RATE(1)
------------------                   ------------------
Under $200 million                   0.10% of average net assets
$200 million to $500 million         0.05% of average net assets
Over $500 million                    0.03% of average net assets

Subject to an annual minimum of $40,000 per Fund and $15,000 per each additional share class.

     (1) The Administrator has agreed to reduce its fees for eighteen months starting July 1, 1999, to 0.05% on the Fund's average net assets up to $500 million and 0.03% thereafter. In addition, the Administrator will reduce its annual minimum to $30,000 per Fund and $5,000 per each additional share of class for twelve months starting July 1, 1999.

     Prior to July 1, 1999, BISYS Fund Services Ohio, Inc was the Fund's Administrator. For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Fund paid BISYS Fund Services Ohio, Inc. a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund plus out of pocket expenses, which fee and expenses totaled $30,992.

                           THE FUND'S FUND ACCOUNTANT

     The Fund has an Investment Accounting Agreement with State Street Bank and Trust Company ("State Street"). State Street, in its capacity as fund accountant, performs certain investment accounting and recordkeeping functions for the assets of the Fund. For its services, State Street receives a fee at the following annual rate: 0.02% on the first $100 million of the Fund's average daily net assets, 0.015% on the next $100 million of the Fund's average daily net assets and 0.01% on assets over $200 million of the daily net assets, subject to a $42,000 minimum.

     Prior to July 1, 1999, BISYS Fund Services, Inc., performed investment accounting and recordkeeping functions for the assets of the Fund. For such services the Fund was obligated to pay BISYS Fund Services, Inc., an annual fee of 0.03% of the Fund's average daily net assets (subject to an annual minimum of $35,000 and, for the first year of operations, a maximum of $40,000 in total fees), and $10,000 per each additional share class created after the effective date of such arrangement. The Fund was also obligated to reimburse BISYS Fund Services, Inc., for its out-of-pocket expenses in providing such services. For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Fund paid BISYS Fund Services, Inc., $37,582 for its investment accounting and recordkeeping functions for the assets of the Fund.

                             THE FUND'S DISTRIBUTOR

     First Fund Distributors, Inc., (the "Distributor"), 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. Under the Distribution Agreement between the Fund and the Distributor, the Distributor is not obligated to sell any specific amount of shares of the Trust. The Distribution Agreement continues in effect for a period of one year, and from year to year thereafter, if approved at least annually by (i) the Board of Trustees and (ii) a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Trust's Distribution Plan, the Distribution Agreement or any other agreement related to the Distribution Plan, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon no more than sixty days' and no less than 30 days' written notice, and is automatically terminated in the event of its assignment (as defined in the 1940 Act).

     Prior to July 1, 1999, BISYS Fund Services Limited Partnership ("BISYS, L.P.") was the Fund's Distributor. For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the aggregate sales commissions received by BISYS L.P. with respect to Investor Shares were $33,231, of which $8,141 was paid in concession to authorized dealers.

     Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares, such shares are subject to an annual distribution fee of up to 0.50% of the average daily net assets attributable to such shares in accordance with a Distribution Plan (the "Distribution Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Currently, the Fund pays the Distributor an annual distribution fee of 0.25% of the Fund's average daily net assets attributable to Investor Shares. Activities which the Distributor may pay for using revenues under the Distribution Plan include (but are not limited to) the development and implementation of direct mail promotions and advertising for sales of Investor Shares, the preparation, printing and distribution of prospectuses for the Fund to recipients other than existing shareholders, and payments to participating and introducing brokers of Investor Shares. The Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The Distribution Plan may be terminated with respect to Investor Shares by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement, or by a vote of majority of the outstanding voting securities of that class. Any change in the Distribution Plan that would materially increase the cost to the Investors Shares to which the Distribution Plan relates requires approval by the Investor Shares' shareholders. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Distribution Plan may be amended by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. For so long as the Distribution Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Distribution Plan will continue in effect with respect to each class of shares to which it relates for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement and (ii) by the vote of a majority of the entire Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Fund paid fees to the Fund's former Distributor of $39,669 under the Distribution Plan, of which $19,835 was permanently waived, $3,363 was paid out as selling compensation to dealers and $16,471 was for reimbursement of printing and mailing of prospectuses to other than current shareholders and reimbursement of advertising and marketing materials expenses. Margaret M. Towle (Chairman of the Board of Trustees, as trustee and the President, Treasurer and Secretary of the Trust) had a direct financial interest in the Distribution Plan as she was compensated by BISYS, L.P., for services performed under the Distribution Plan as a registered representative of BISYS, L.P.

     The Trustees believe that the Distribution Plan is reasonably likely to will provide benefits to the Trust. The Trustees believe that the Distribution Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Distribution Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing the Fund's expense ratios and/or by affording greater flexibility to the Sub-Advisor in managing the Fund's portfolio.

     The Distributor, as shareholder servicing agent, may also provide (or arrange for another intermediary or agent to provide) certain additional services to Investor Shares' shareholders (the Distributor or such entity is referred to as a "Servicing Agent" in such capacity). Such services may include transfer agent and sub-transfer agent services, accounting services, personal and/or account maintenance services and other administrative and recordkeeping services to both record owners and non-record owners of Investor Shares. A Servicing Agent will be paid some or all of the shareholder servicing fees charged with respect to Investor Shares pursuant to a Shareholder Servicing Plan for such shares. For the services provided, the Shareholder Servicing Plan permits the Fund to pay annual fees of up to 0.25% of the average daily net asset value of Investor Shares for which such Servicing Agents provide services for the benefit of customers.

     For the period of June 29, 1998 (commencement of operations) through May 31, 1999, fees of $19,835 were paid to BISYS, L.P., as the Fund's former shareholder servicing agent.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Transactions on U.S. stock exchanges and other agency transactions for the account of the Fund involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In addition to selecting portfolio investments for the Fund, the Sub-Adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. The Sub-Adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Sub-Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account..

     The Sub-Adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Sub-Adviser's expenses. Such services may be used by the Sub-Adviser in managing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of the Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     The Sub-Adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The Sub-Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients. The Sub-Adviser's authority to cause the Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

     For the period of June 29, 1998 (commencement of operations) through May 31, 1999, the Fund paid $235,833 in brokerage commissions. During such period, the Fund directed brokerage transactions totaling $8,797,980 for commissions totaling $5,100 to firms who furnished research services.

                               PORTFOLIO TURNOVER

     Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions" and Distributions and Tax Information." For the period of June 29, 1998 (commencement of operations of the Fund) through May 31, 1999, the Fund had a portfolio turnover rate of 630%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

     You may purchase shares of the Fund from the Fund directly or also through selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined public offering price after receipt of the order in proper form by such agent before the Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined public offering price.

PURCHASES AT NET ASSET VALUE

Investor Shares may be purchased at net asset value by:

* investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Code and rabbi trusts
* certain current and retired employees of the Advisor, the Sub-Advisor, the Distributor or the Administrator; current and former Trustees of the Trust; registered representatives of broker-dealers that have selling arrangements with the Distributor or the Administrator; the spouse, parents, children, siblings, grandparents or grandchildren of the persons listed above; and any trust, pension, profit sharing or other benefit plan for any of the foregoing persons
*    accounts of bank trust departments or trust companies
* participant-directed 401(a) and 401(k) plans that have 50 or more eligible employees

     In addition, you may purchase shares of the Fund at net asset value to the extent that the investment represents the proceeds from a redemption of shares made within the prior 30 days (the purchase price of which included a front-end sales charge equal to or greater than that imposed by the Fund) of another mutual fund. When making a purchase at net asset value pursuant to this provision, you must furnish a broker's confirmation statement (or other documentation satisfactory to the Fund) showing the payment of the front-end sales charge.

     The reasons the Fund offers Investor Shares to such entities and individuals at net asset value include, but are not limited to, lower marketing and sales expenses associated with any such sales (and in the case of sales to Trustees, officers or other affiliated persons of the Trust, no marketing expenses) and such purchases are through financial intermediaries that are otherwise compensated by clients for the provision of services in connection with the purchasing and selling of Fund shares. Investors who qualify to buy Fund shares at net asset value may be charged a fee if they effect transactions in Fund shares through a broker or agent.

REDUCED SALES CHARGES-INVESTOR SHARES

     LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent that expresses the intention of such investor to invest a certain amount in shares of the Fund within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. Five percent of all investments made by a shareholder under a Letter of Intent will be held in escrow for the period of the Letter. If the investor does not fulfill the Letter of Intent, the amount of the sales charge that would apply in the absence of the Letter will be paid to the Distributor out of the escrowed portion of the shareholder's account. The Letter of Intent program may be modified or eliminated at any time or from time to time by the Fund without notice.

     RIGHTS OF ACCUMULATION. Pursuant to rights of accumulation, a shareholder may combine a current purchase of shares of the Fund with prior purchases of shares of the Fund. The public offering price applicable to a purchase of shares is based on the sum of (i) the shareholder's current purchase of shares of the Fund and (ii) the then current net asset value of the shareholder's holdings of shares of the Fund.

OFFERING PRICE

     The public offering price of a Fund share is the net asset value per share of the relevant class of shares, plus any applicable sales charge. The Fund receives the net asset value, and the sales charge (the difference between the offering price and the net asset value), if any, is distributed to the Distributor. See "How to Buy Shares" in the Prospectus for more information on the sales charge.. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day's public offering price. Orders are in proper form only after funds are converted to U.S. funds.

     One each purchase, the net asset value is invested in the Fund and the sales charge is paid to the Distributor. The Distributor reallows a portion of the sales charge to the dealer responsible for your order, as shown in the following table:

                                                              Dealer Reallowance
                                                                  as a % of
Your Investment                                                 Offering Price
---------------                                               ------------------
Up to $100,000                                                       2.70
$100,000 but less than $250,000                                      2.25
$250,000 but less than $500,000                                      1.80
$500,000 but less than $1,000,000                                    0.90
$1,000,000 or more                                                   None

     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected. The Fund will not issue certificates for your shares.

     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

AUTOMATIC INVESTMENT PLAN

     As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

HOW TO SELL SHARES

     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE

     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

DELIVERY OF REDEMPTION PROCEEDS

     Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

TELEPHONE REDEMPTIONS

     Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

     When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $9.00) is deducted. Telephonic redemption requests must be received by the Fund prior to the close of regular trading on the NYSE on a day when the NYSE is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Fund and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from the Fund. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Fund a completed Service Options Form with a signature guarantee. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, and its transfer agent and custodian are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Fund in proper form, less any redemption fee, if applicable. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than 10 days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared, which may take up to 10 days from the purchase date.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

     The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

     In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     For each class of the Fund, the net asset value per share is calculated as follows: all liabilities incurred or accrued by such class are deducted from the valuation of total assets attributable to such class, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the class's net asset value per share.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Fund may also advertise aggregate and average total return information over different periods of time.

     The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:    P   = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

     Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The Fund's average annual total return for the period of June 29, 1998 (commencement of operations) through May 31, 1999 are as follows:

Institutional Shares       -5.76%
Investor Shares            -8.99%

     Performance information about the Fund will be provided in the Fund's Annual Report, which report will be available upon request and without charge. In addition, from time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to the publications included in Appendix B. In particular, the performance of the Fund may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of the sub-advisor(s) who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix C.

                               GENERAL INFORMATION

     Investors  in the Fund will be  informed  of the  Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

     Custodial Trust Company, located at 101 Carnegie Center, Princeton, NJ 08540 acts as custodian of the securities and other assets of the Fund. Custodial Trust Company holds safekeeping securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, Custodial Trust Company receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. National Financial Data Services, P.O. Box 419284, Kansas City, MO 64141-6284 acts as the Fund's transfer and shareholder servicing agent. Custodial Trust Company and National Financial Data Services do not participate in decisions relating to the purchase and sale of securities by the Fund.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105 are the independent auditors for the Fund. Deloitte & Touche LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

     Ropes & Gray, One International Place, Boston, MA 02110, are legal counsel to the Fund.

     As of September 21, 1999, the following persons owned of record more that 5% of a class of the Fund's outstanding voting securities:

CLASS                                                               % OWNED
-----                                                               -------
INSTITUTIONAL SHARES:

         Charles Schwab & Co., Inc.                                    88%
         101 Montgomery Street
         San Francisco, CA  94107

INVESTOR SHARES:

         Charles Schwab & Co., Inc.                                    57%
         101 Montgomery Street
         San Francisco, CA  94107

         Resources Trust Company                                       19%
         P.O. Box 3865
         Englewood, CO  80155

     The Trust was organized as a Massachusetts business trust on April 14, 1998. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

     The shares of the Fund are divided into two classes - Institutional Shares and Investor Shares. All expenses of the Fund are borne by all the shares in the Fund, regardless of class, on a pro rata basis relative to the net assets of each class, except for distribution fees and shareholder servicing fees which are charged only to the Fund's Investor Shares.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets of the Fund will be segregated from the assets of any other series that may be established in the future and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any expenses of the Fund that are specific to a particular class of shares of the Fund are charged only to the shares of that class. If at any future time the Trust issues more than one series of shares, any general expenses of the Trust that are not readily identifiable as belonging to a specific series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust will be allocated to the separate books of account of each series of the Trust, certain expenses may be legally chargeable against the assets of all series of the Trust.

     Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of
Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust if such demand is for the purpose of electing or removing Trustees.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                              FINANCIAL STATEMENTS

     The Fund's annual report to shareholders for its fiscal year ended May 31, 1999 is a separate document supplied with this SAI. The financial statements, accompanying notes and report of Deloitte & Touche LLP, independent auditors, appearing in such annual report are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of Deloitte & Touche LLP given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                            Fund Action
Adam Smith's Money World                      Fund Decoder
America On Line                               Global Finance
Anchorage Daily News                          (the) Guarantor
Atlanta Constitution                          Hartford Courant
Atlanta Journal                               Houston Chronicle
Arizona Republic                              INC
Austin American Statesman                     Indianapolis Star
Baltimore Sun                                 Individual Investor
Bank Investment Marketing                     Institutional Investor
Barron's                                      International Herald Tribune
Bergen County Record (NJ)                     Internet
Bloomberg Business News                       Investment Advisor
Bond Buyer                                    Investment Company Institute
Boston Business Journal                       Investment Dealers Digest
Boston Globe                                  Investment Profiles
Boston Herald                                 Investment Vision
Broker World                                  Investor's Daily
Business Radio Network                        IRA Reporter
Business Week                                 Journal of Commerce
CBS and affiliates                            Kansas City Star
CDA Investment Technologies                   KCMO (Kansas City)
CFO                                           KOA-AM (Denver)
Changing Times                                LA Times
Chicago Sun Times                             Leckey, Andrew (syndicated column)
Chicago Tribune                               Lear's
Christian Science Monitor                     Life Association News
Christian Science Monitor News Service        Lifetime Channel
Cincinnati Enquirer                           Miami Herald
Cincinnati Post                               Milwaukee Sentinel
CNBC                                          Money Magazine
CNN                                           Money Maker
Columbus Dispatch                             Money Management Letter
CompuServe                                    Morningstar
Dallas Morning News                           Mutual Fund Market News
Dallas Times-Herald                           Mutual Funds Magazine
Denver Post                                   National Underwriter
Des Moines Register                           NBC and affiliates
Detroit Free Press                            New England Business
Donoghues Money Fund Report                   New England Cable News
Dorman, Dan (syndicated column)               New Orleans Times-Picayune
Dow Jones News Service                        New York Daily News
Economist                                     New York Times
FACS of the Week                              Newark Star Ledger
Fee Adviser                                   Newsday
Financial News Network                        Newsweek
Financial Planning                            Nightly Business Report
Financial Planning on Wall Street             Orange County Register
Financial Research Corp.                      Orlando Sentinel
Financial Services Week                       Palm Beach Post
Financial World                               Pension World
Fitch Insights                                Pensions and Investments
Forbes                                        Personal Investor
Fort Worth Star-Telegram                      Philadelphia Inquirer
Fortune                                       Porter, Sylvia (syndicated column)
Fox Network and affiliates

Portland Oregonian                            Tampa Tribune
Prodigy                                       Time
Public Broadcasting Service                   Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)        Toledo Blade
Registered Representative                     UPI
Research Magazine                             US News and World Report
Resource                                      USA Today
Reuters                                       USA TV Network
Rocky Mountain News                           Value Line
Rukeyser's Business (syndicated column)       Wall Street Journal
Sacramento Bee                                Wall Street Letter
San Diego Tribune                             Wall Street Week
San Francisco Chronicle                       Washington Post
San Francisco Examiner                        WBZ
San Jose Mercury                              WBZ-TV
Seattle Post-Intelligencer                    WCVB-TV
Seattle Times                                 WEEI
Securities Industry Management                WHDH
Smart Money                                   Worcester Telegram
St. Louis Post Dispatch                       World Wide Web
St. Petersburg Times                          Worth Magazine
Standard & Poor's Outlook                     WRKO
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

Puget Sound Alternative Investment Series Trust's advertising and promotional material may include, but is not limited to, discussions of the following information:

* Puget Sound Alternative Investment Series Trust's participation in wrap fee and no transaction fee programs

* Characteristics of the adviser and sub-adviser(s), including the locations of offices, investment practices and clients

* Specific and general investment philosophies, strategies, processes and techniques

* Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

*    Industry conferences at which the adviser and sub-adviser(s) participate

*    Current  capitalization,   levels  of  profitability  and  other  financial
     information

* Identification of portfolio managers, researchers, economists, principals and other staff members and employees

* The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

* Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

*    Current and historical statistics relating to:

     *    total dollar amount of assets managed
     * Puget Sound Alternative Investment Series Trust's assets managed in total and by series
     *    the growth of assets
     *    asset types managed

     References may be included in Puget Sound Alternative Investment Series Trust's advertising and promotional literature about 401(k) and retirement plans that offer its series.

The information may include, but is not limited to:

* Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Puget Sound Alternative Investment Series Trust may or may not have a relationship.

* Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the series of Puget Sound Alternative Investment Series Trust as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.